November 1, 2004
Supplement

SUPPLEMENT DATED NOVEMBER 1, 2004 TO THE PROSPECTUS OF
Morgan Stanley Value-Added Market Series — Equity Portfolio
Dated August 30, 2004

On October 28, 2004, the Board of Trustees of Morgan Stanley Value-Added Market Series — Equity Portfolio (the "Fund") approved changing the name of the Fund to "Morgan Stanley Equally-Weighted S&P 500 Fund" effective November 1, 2004. All references to "Morgan Stanley Value-Added Market Series — Equity Portfolio" in the Prospectus are hereby replaced with "Morgan Stanley Equally-Weighted S&P 500 Fund." The Fund's investment objective and strategies remain unchanged.

Additionally, the Fund has changed its benchmark from the S&P 500® Index to the Standard & Poor's Equal Weight Index ("S&P EWI") effective November 1, 2004 to more accurately reflect the Fund's investment strategy. The S&P EWI is the equal-weighted version of the widely regarded S&P 500 Index, which measures 500 leading companies in leading U.S. industries. The S&P EWI has the same constituents as the capitalization weighted S&P 500 Index, but each company in the S&P EWI is allocated a fixed weight, rebalancing quarterly. Indexes are unmanaged and their returns do not include any expenses, sales charges or fees.  Such costs would lower performance.  It is not possible to invest directly in an index.

"S&P Equal Weight Index" and "S&P EWI" are hereby included as trademarks of the McGraw-Hill Companies, Inc. in the notice at the bottom of page 1 of the Prospectus.

The third paragraph of the Fund's Prospectus in the section entitled "The Fund—Principal Risks" is hereby deleted and replaced with the following paragraph:

Unlike many mutual funds, the Fund is not "actively managed." The Investment Manager does not expect the Fund's performance to track the performance of the S&P 500 because the Fund uses an equally-weighted approach while the S&P 500 uses a market capitalization approach. In addition, because the Investment Manager maintains an approximately equal weighting of each S&P 500 stock and may eliminate one or more securities (or elect not to increase the Fund's position in such securities) in certain circumstances, the Fund's Investment Manager will not consistently maintain an exact equal weighting of each S&P 500 stock.

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Effective November 1, 2004, the Board of Trustees of the Fund approved amending and restating the existing investment management agreement for the Fund ("Current Investment Management Agreement") to remove the administration services component from the Current Investment Management Agreement. Morgan Stanley Investment Advisors Inc., the Fund's Investment Manager ("MSIA"), will continue to provide investment advisory services under the amended and restated investment advisory agreement. The administration services previously provided to the Fund by MSIA will be provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Fund with the Administrator for a fee of 0.08% of the Fund's daily net assets.

Under the amended and restated investment advisory agreement, the advisory fee was reduced to 0.12% of the Fund's daily net assets.

Although the entities providing administration services to the Fund have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes will not result in any increase in the amount of total combined fees paid by the Fund for investment advisory and administration services, or any decrease in the nature or quality of the investment advisory or administration services received by the Fund.

All references in the Prospectus to the "Investment Manager" are changed to "Investment Adviser."

Additionally, the following category of eligible investors is hereby added in the section titled "Share Class Arrangements—Class D Shares."

  The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees

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Effective December 1, 2004, the Prospectus is further supplemented as follows:

(1) The section entitled "Fees and Expenses" hereby is amended by replacing footnote (2) to the Shareholder Fees table with the following:

(2) Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. With respect to shares purchased prior to December 1, 2004, a CDSC of 1.00% will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(2) The section entitled "Share Class Arrangements" hereby is amended by reflecting in the Sales Charge and Annual 12b-1 fee chart that Class A shares sold without an initial sales charge are generally subject to a 1.00% CDSC during the first eighteen months.

(3) The section entitled "Share Class Arrangements—Class A Shares" hereby is amended by replacing the third sentence as follows:

Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.00% on sales made within 18 months after the last day of the month of purchase. With respect to shares purchased prior to December 1, 2004, investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase.

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Effective May 1, 2005, the first paragraph in the Prospectus in the section titled "Share Class Arrangements—Class B Shares—Conversion Feature" is hereby deleted and replaced with the following paragraph:

Conversion Feature.    After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997 (or acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997), however, will convert to Class A shares in May 2005.)

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

38565SPT-01
November 1, 2004
Supplement

SUPPLEMENT DATED NOVEMBER 1, 2004 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley Value-Added Market Series—Equity Portfolio
Dated August 30, 2004

Effective November 1, 2004, the name of Morgan Stanley Value-Added Market Series—Equity Portfolio is changed to "Morgan Stanley Equally-Weighted S&P 500 Fund" (the "Fund"). All references to "Morgan Stanley Value-Added Market Series—Equity Portfolio" in the Statement of Additional Information are hereby replaced with "Morgan Stanley Equally-Weighted S&P 500 Fund."

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Effective November 1, 2004, the Board of Trustees of the Fund approved amending and restating the existing investment management agreement for the Fund ("Current Investment Management Agreement") to remove the administration services component from the Current Investment Management Agreement. Morgan Stanley Investment Advisors Inc., the Fund's Investment Manager ("MSIA"), will continue to provide investment advisory services under an amended and restated investment advisory agreement ("Investment Advisory Agreement"). The administration services previously provided to the Fund by MSIA will be provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. Under the terms of the Administration Agreement, the Administrator will provide the same administration services previously provided by MSIA.

Although the entities providing administration services to the Fund have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes will not result in any increase in the amount of total combined fees paid by the Fund for investment advisory and administration services, or any decrease in the nature or quality of the investment advisory or administration services received by the Fund.

All references in the Statement of Additional Information to the "Investment Manager" are changed to "Investment Adviser."

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.